UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22693

ClearBridge Energy MLP Total Return Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

FORM N-Q

FEBRUARY 28, 2014

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited)	February 28, 2014

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS† - 145.2%
Crude/Refined Products Pipelines - 2.6%
Kinder Morgan Energy Partners LP	306,250	$22,745,188

Diversified Energy Infrastructure - 43.7%
Energy Transfer Equity LP	940,120	41,036,238
Energy Transfer Partners LP	822,460	45,671,204
Enterprise Products Partners LP	1,207,080	81,007,139
Genesis Energy LP	641,910	35,305,050
Kinder Morgan Management LLC	791,999	55,281,530	(a)
ONEOK Partners LP	505,685	26,856,930
Plains GP Holdings LP, Class A Shares	485,000	13,580,000
Regency Energy Partners LP	699,170	18,353,212
Williams Partners LP	1,323,360	65,651,890

Total Diversified Energy Infrastructure		382,743,193

Gathering/Processing - 49.0%
Access Midstream Partners LP	847,200	47,824,440
Crestwood Midstream Partners LP	1,598,868	35,798,655
Crosstex Energy LP	800,000	24,712,000
DCP Midstream Partners LP	1,024,628	50,001,846
EQT Midstream Partners LP	375,000	24,716,250
Exterran Partners LP	438,870	13,166,100
MarkWest Energy Partners LP	1,262,280	80,596,578
Midcoast Energy Partners LP	600,000	12,276,000
NGL Energy Partners LP	450,900	16,349,634	(b)(c)(d)
NGL Energy Partners LP	245,000	8,883,700
Southcross Energy Partners LP	293,681	5,168,786
Summit Midstream Partners LP	619,140	25,124,701
Targa Resources Partners LP	1,155,960	62,063,492
Western Gas Partners LP	350,000	22,151,500

Total Gathering/Processing		428,833,682

General Partner - 2.0%
Crestwood Equity Partners LP	1,314,530	17,627,847

Global Infrastructure - 3.3%
Brookfield Infrastructure Partners LP	764,910	28,607,634

Liquids Transportation & Storage - 27.7%
Buckeye Partners LP	588,370	43,086,335
Delek Logistics Partners LP	387,630	13,101,894
Enbridge Energy Partners LP	760,400	20,926,208
Holly Energy Partners LP	155,220	5,215,392
Magellan Midstream Partners LP	196,440	13,293,095
MPLX LP	302,590	14,769,418
Oiltanking Partners LP	150,447	10,412,437
Plains All American Pipeline LP	1,399,926	75,833,991
Sunoco Logistics Partners LP	122,378	10,125,556
Susser Petroleum Partners LP	477,540	16,909,691
Tesoro Logistics LP	37,278	2,244,136
Valero Energy Partners LP	62,400	2,308,176
World Point Terminals LP	704,893	14,711,117

Total Liquids Transportation & Storage		242,937,446

Natural Gas Transportation & Storage - 5.9%
Boardwalk Pipeline Partners LP	962,600	11,849,606
El Paso Pipeline Partners LP	674,120	20,257,306
TC Pipelines LP	410,910	19,156,624

Total Natural Gas Transportation & Storage		51,263,536

Oil/Refined Products - 1.7%
Rose Rock Midstream LP	390,219	15,187,323

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES/ UNITS	VALUE
Propane - 1.4%
Suburban Propane Partners LP	280,957	$12,103,628

Refining - 0.6%
Western Refining Logistics LP	182,970	5,351,873

Shipping - 7.3%
Golar LNG Partners LP	333,340	10,070,201
KNOT Offshore Partners LP	549,590	15,773,233	(e)
Teekay LNG Partners LP	381,410	15,893,355
Teekay Offshore Partners LP	671,096	21,985,105

Total Shipping		63,721,894

TOTAL INVESTMENTS - 145.2% (Cost - $934,499,854#)		1,271,123,244
Liabilities in Excess of Other Assets - (45.2)%		(395,572,623)

TOTAL NET ASSETS - 100.0%		$875,550,621

(a)	Payment-in-kind security receives stock dividends in the form of additional shares.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At February 28, 2014, the total market value of Affiliated Companies was $15,773,233, and the cost was $11,507,608 (See Note 4).

#	Aggregate cost for federal income tax purposes is substantially the same.

†	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (‘‘MLPs’’) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Master limited partnerships†
Gathering/processing	$412,484,048	$16,349,634		$428,833,682
Other master limited partnerships	842,289,562	—		842,289,562

Total investments	$1,254,773,610	$16,349,634	—	$1,271,123,244

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Notes to Schedule of Investments (unaudited) (continued)

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$352,524,772
Gross unrealized depreciation	(15,901,382)

Net unrealized appreciation	$336,623,390

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended February 28, 2014, the Fund did not invest in any derivative instruments.

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended February 28, 2014:

	Affiliate Value	Purchased		Sold		Return of	Affiliate Value	Realized
Company	at 11/30/13	Cost	Shares/Par	Cost	Shares/Par	Capital	at 2/28/14	Gain/Loss
KNOT OFFSHORE PARTNERS LP	$15,415,999	—	—	—	—	$239,072	$15,773,233	—

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Total Return Fund Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2014